A. Schulman 2014 Investor Day April 10, 2014

Cautionary Note on Forward-Looking Statements A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as "anticipate,“ "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: • worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets or countries where the Company has operations; • the effectiveness of the Company's efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; • competitive factors, including intense price competition; • fluctuations in the value of currencies in areas where the Company operates; • volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company's products, particularly plastic resins derived from oil and natural gas; • changes in customer demand and requirements; • effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives; • escalation in the cost of providing employee health care; • uncertainties regarding the resolution of pending and future litigation and other claims; • the performance of the global automotive market; • further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products; and • operating problems with the Company’s information systems as a result of system security failures such as viruses, computer "hackers" or other causes. The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company's performance are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2013. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. 2

Use of Non-GAAP Financial Measures This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include segment gross profit, SG&A expenses excluding certain items, operating income excluding certain items, net income excluding certain items and net income per diluted share excluding certain items, as discussed further in the Reconciliation of GAAP and Non-GAAP Financial Measures below. These non-GAAP financial measures are considered relevant to aid analysis and understanding of the Company’s results and business trends. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures, and tables included in this release reconcile each non-GAAP financial measure with the most directly comparable GAAP financial measure. The most directly comparable GAAP financial measures for these purposes are gross profit, SG&A expenses, operating income, net income and net income per diluted share. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. The Company uses these non-GAAP financial measures to make decisions, assess performance and allocate resources, and the Company believes that these non- GAAP financial measures are useful to investors for financial analysis. While the Company believes that these non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use. These non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the Company's competitors and may not be directly comparable to similarly titled measures of the Company's competitors due to potential differences in the exact method of calculation. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. 3

4 “We live in a world of uncertainties most of which we have little or no control over. Our SAFETY does not have to be one of those uncertainties if we work together and follow the rules." Safety…First!

2014 Investor Day Agenda 8:00 a.m. Opening Remarks Ms. Jennifer Beeman, Director of Corporate Communications & IR A. Schulman Overview Mr. Joseph Gingo, Chairman, President and Chief Executive Officer Regional Operational Update Mr. Bernard Rzepka , Executive Vice President and Chief Operating Officer Marketing Update Ms. Patricia Mishic, Vice President, Chief Marketing Officer M&A Process Mr. James Irwin, Senior Director of Corporate Business Development Financial Strategy & Results Mr. Joseph Levanduski, Vice President and Chief Financial Officer Specialty Chemical Acquisition Strategy Mr. Bernard Rzepka, Executive Vice President and Chief Operating Officer 12:15 p.m. Closing Remarks & Begin Q&A with Management Team Mr. Joseph Gingo, Chairman, President and Chief Executive Officer 5

6  Provide an overview of our transformation since 2007  Detail how we are executing on our growth strategies  Outline future growth opportunities for A. Schulman  Share our long-term outlook/financial targets Objectives for Today

Joe Gingo Chairman, President & CEO 7

A. Schulman Overview  A. Schulman, Inc. (“SHLM”) is an international supplier of designed and engineered plastic compounds, color concentrates, and size reduction services, which are used in a variety of consumer, packaging, industrial and automotive applications  Corporate headquarters in Akron, Ohio  Reported net sales of $2.1B for fiscal year ended August 31, 2013  38 manufacturing facilities  Approximately 3,500 associates  Founded in 1928 by Alex Schulman  Global presence since mid-1950’s  Public in 1972 8

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10 A. Schulman’s Business Model "What capabilities/processes maintain captured value?" "How does SHLM profit?""What capabilities/processes create value for customers?"  Proprietary finished product formulations (recipe)  Ability to respond to customer's design, performance and delivery requirements  Ability to scale up and process consistently different batch sizes  Consultative selling & service capability (e.g., improving customer's processes)  Value chain selling to protect margins and enhance competitive positioning with technical, user and economic buyers (e.g., Molder/Tier1/OEM)  Sale of thermoplastic compounds and masterbatches  Selected price premiums for specifications and custom products  Supply exclusivity or majority share of account  Fundamental science of the interactions between colorants, additives and thermoplastics  Solid formulation know-how  Operational know-how of thermoplastic conversion technologies (compounding)  Particle engineering control (size/shape/distribution/compounding)  Materials resource and operations planning In the specialty chemical industry, A. Schulman provides, on a global and local level, customized services and innovative material/application solutions to allow our customers to have a sustainable competitive advantage.

11 Accomplishments Established Global Functions/Processes Acquisitions Dividends Share Repurchases  Chief Procurement Officer/Global Supply Chain, Chief Legal Counsel, Global HR, IR/Communications, Chief Marketing Officer, Executive Vice President/Chief Operating Officer, Senior Director Corporate Business Development  Completed 8 acquisitions and formed 3 ventures since 2010, contributing approximately 30% of sales and 47% of adjusted operating income to forecasted fiscal 2014  Paid out over $125 million in dividends since 2007  42 consecutive years of dividend payments  Increased dividends per diluted share for the last 4 years  Acquired nearly 2.2 million shares since 2011 at an average price of $20.33 per share for a total cost of approximately $45 million Restructuring  Closed, sold or right sized a total of 8 manufacturing facilities since 2010  Reduced cost footprint by over $40 million since 2010 Operations  Sold over 12.3 billion pounds of product worth $13.0 billion from 2007 to 2013  Generated over $650 million of cash flow from operations from 2007 to 2013

12 Accomplishments Continued New Products Continuous Improvements Purchasing Savings/Smart Pricing Slow & Steady Volume Improvement  Increased Custom Performance Colors from 1% to 7% of consolidated net sales  Grew volume from 2010 to 2014 at 7.6% CAGR vs. 2010 forecast of 5% CAGR while also exiting the commodity engineered plastics business  Increased average sales price per pound $0.91 in 2010 to $1.17 in 2014  Improved global manufacturing footprint by closing, selling and right sizing a total of 8 facilities  Reduced adjusted SG&A as a percentage of sales from 11.7% in 2010 to 9.1% in 2014  Centralized major Marketing, Finance, Procurement & Operational functions at Corporate, and implemented an EMEA shared service center in Belgium  Implemented global sourcing contracts with key suppliers  Formed the Natpet JV in EMEA. EPS contribution from JV anticipated to begin in 2016.  Reduced raw material contracts with customers from 12 months to 3 or 6 months while improving spread.  Implemented Vendavo pricing tool in EMEA in 2014.  Improved regional sales and operating portfolio mix  Expanded impact of APAC segment from 2% of consolidated sales and adjusted operating income to 8% and 10%, respectively

1% 27% 72% APACAmericasEMEA 2% -8% 107% 13 SHLM Revenue & Operating Income FY 2007 - $1.8B *Regional adjusted operating income excluding Corporate FY 2007 - $74M FY 2014 - Forecast FY 2014 - Forecast Revenue Operating Income* Diversified portfolio resulting in less risk & more stable results 8% 27% 65% 10% 63% 27%

26% 34% 7% 1% 32% Distribution Specialty Powders Engineered Plastics Custom Performance Colors Masterbatch Solutions 14 SHLM Product Family Mix - Revenue FY 2007 15% 32% 33% 7% 13% FY 2014 - Forecast Diversified Product Family Mix higher Sales Price per LB

2007 VS. EST. 2014 15 Metric * Fiscal 2007 Actuals CAGR Fiscal 2014 Forecast Sales $1.8B 4%-5% $2.4 - $2.5B Adjusted EBITDA $92.0M 6% - 7% $140 - $147M EPS $0.87 14%- 15% $2.23 - $2.28 ROIC 8.0% 6% - 6.5% 12% - 12.5% Operating Income Per LB $0.03 6% - 7% $0.045 - $0.05 * Metrics are on a non-GAAP basis

16 SHLM Proven Results • The Company has made a dividend payment to its investors every quarter since 1972 and remains confident in its ability to generate cash and its long-term growth prospects. • > 13% EPS CAGR expansion from 2007 to 2013 • 67.3% increase in stock price since August 1, 2007 • Market capitalization increased to approximately $1 billion in 2014, an 82% increase from 2007

Bernard Rzepka – Operational Review Executive Vice President, Chief Operating Officer 17

One Word…Plastics!

Plastics: A Continued Success Story 19 • Plastics have outgrown competing materials such as steel and paper and will continue • Compound Annual Growth Rates (CAGR): Plastic 6% Steel 2% Paper 3%

20 Plastics Can Be Modified By Compounding to Show Very Different Properties From PP Granules to Tensile Bars to “ Simple Components” From Granules to Compounds with Pigments + Specialty Additives (i.e. Glass Fibers, UV stabilizers, etc.) to Tensile Bars to “Complex Component”

21 Differentiated Solutions Grow Significantly

Five Product Families 22 CUSTOM PERFORMANCE COLORS (“CPC”) MASTERBATCH SOLUTIONS (“MBS”) SPECIALTY POWDERS (“SP”) ENGINEERED PLASTICS (“EP”) DISTRIBUTION SERVICES (“DS”)  Custom matched color concentrates for wide range of applications in personal care & hygiene, consumer packaged goods manufactured in thermoplastics and molding processes  High, technical service oriented business with small, custom lots and quick turnaround  Network of dedicated color facilities to service global brand owners  Additives and white masterbatches for agricultural films and flexible & rigid packaging for food, consumer and industrial applications  Leveraging expertise and processing know- how in high-value applications  Industry-leading portfolio of additives, whites and blacks  Compounded resins for rotationally- molded products such as gas & water tanks, kayaks, playground slides and other large product applications  Size reduction expertise ability to leverage MBS and EP businesses  Broad product portfolio of base resins, custom colors and proprietary cross-linked polyethylene formulations  Compounded products for durable goods, appliances and electronics  Niche automotive applications  Build on existing relationships through enhanced technical capabilities and excellent customer service  Provide a full range of products to existing customer base  Distribute specialty resins (e.g. fluoropolymers)  Break down and distribute large producers’ bulk commodity resins

SHLM Co-Innovates with Key OEM’s for Future Applications 23 • UV and chemical resistance • Quality matte finish and color stability • Reduced system costs • Environmentally friendly -- no VOCs • Developed with long-time customer • Leading expertise in additives formulations • Processing know-how Electric Motor Covers in E-Bikes Schulablend® M/MW ASA/PA BU:EP

SHLM Co-Innovate Food Productivity Solutions 24 • Longtime agriculture expertise • Strong relationships in the value chain • Leading technology through university collaboration Antimicrobial Greenhouse Film Polybatch® ABACT BU:MBS • Long lasting antimicrobial additives • Latest generation technology • Significantly increase crop production

SHLM is Committed to Growth & Profitability 25 TOP LINE GROWTH D R I V E R S Organic Acquisitions World Class Execution Attractive Markets & Products $3.6 – $3.7 billion USD Significant ROIC Growth & Doubling EPS PROFITABILITY 2 0 1 8 T A R G E T S

26 Key Actions to Ensure Top Line Growth Organic Growth  Focus on attractive markets that align to global megatrends  Regional and Global Key Accounts structure  Investments in R&D and Sales & Marketing Acquisitions  Continue bolt on acquisitions in MBS, niche EP and SP  Fill regional gaps (SA, SE Asia, ME, USA) and attractive product line “gaps” (i.e. color)  Continue “journey” to find transformational acquisitions TARGET: $3.6 - $3.7 BILLION

27 Key Actions to Significantly Improve Profitability Focus on Attractive Markets & Products  Increase & redistribute resources to agricultural, packaging, e-mobility, etc.  Further optimize new product development to increase unique products & speed to market  Leverage competencies in all BU’s for smarter solutions Execution  Continuous realignment of manufacturing facilities  S+OP alignment including building strategic supplier network  Safety, Smart Sales, Smart Savings (“3S”) programs to improve organizational execution focus TARGET: SIGNIFICANT ROIC GROWTH & DOUBLING EPS

Top Execution Priorities – 3“S” Safety  We believe that safety encompasses high achievement in quality and productivity. We have a keen eye on keeping our safety and quality standards high to ensure we optimize productivity at all facilities. Smart Sales  We will find better ways to increase sales, meet customers’ needs and create industry-leading products and services that will win in the marketplace. To work smarter we will invest in new tools, training and encourage collaboration internally which will allow us to profitably grow. Smart Savings  We continue to successfully manage our costs, examine the return on all of our investments and use our cash efficiently to support growth. We prudently restructure when appropriate and drive the concept of savings throughout all levels in our organization. 28

Procurement is Key to Our Success

A. Schulman

- ✓ Centralized purchasing organization
- ✓ "But" embedded in each business unit
- ✓ Purchasing starts in R+D
- ✓ Focus on developing alternatives
- ✓ "Glocal" supplier base
- ✓ Building network of strategic suppliers
- ✓ Visibility and management through process and IT support

Spend in $ Millions	~ $1.6B
Polyolefins	$800
Ti02	$160
Additives	$120
Nylon	$100
Pigments/ Color Masterbatch	$75
Fillers	$40
Other Polymers/ Compounds	$270+

Procurement Proactively Manages 70%+ of SHLM Revenue!

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Supply Chain Process Process, arrow indicates material flow direction Process, no material flow Information, goods, financial flow. Customer processe s Supplier processe s DeliverSource Enable Plan Return Make 30

31 Global ERP (BPCS/Lx) 90% of SHLM Revenue by FY16 Q1

32 Significant Profitable Growth in the Future  Compounding of differentiated plastic solutions is and will continue to be an attractive space  We have optimized our businesses and footprint and now we are committed to growing in all regions and key product groups  We have laser-focus on attractive and fast-growing markets which align to megatrends (Urbanization, Population Growth/Food, etc.)  We will continue to leverage our global ability to co-innovate to provide solutions for key customers and markets  Execution Focus (The 3“S” Program) will ensure that we fulfill our growth commitment

Patricia Mishic – Marketing Update Vice President, Chief Marketing Officer 33

SHLM is Committed to Growth & Profitability 34 TOP LINE GROWTH D R I V E R S Organic Acquisitions World Class Execution Attractive Markets & Products $3.6 – $3.7 billion USD Significant ROIC Growth & Doubling EPS PROFITABILITY 2 0 1 8 T A R G E T S

SHLM Key Markets 35 - Food will continue to be the biggest end use in global packaging - Flexible packaging expected CAGR of 3.8%; rigid packaging expected CAGR of 4.1% CAGRs = 2010-2015; source Consumer Packaging Report 2011/2012 - Growth driven by population growth; water & land scarcity; lack of infrastructure - Agricultural film expected CAGR of 6.7% - Greenhouse films expected CAGR of 4.9% CAGRs = 2012-2017; source MarketandMarkets - Growth trend continues to be in light-weighting - Global auto builds expected CAGR of 6.9%; global auto consumption expected CAGR of 8% CAGRs = 2013-2018; source MarketsandMarkets Packaging, 32% Sports, Leisure & Home, 3% Building & Construction, 8% Electronics & Electrical, 7% Agriculture 6% Custom Services, 5% Personal Care & Hygiene, 1% Mobility, 20% Other , 18%

Global Customers Require Global Footprint 36

Growth Playbook Driving Organic Growth “Front End Collaboration” Partners Market Focused Development & Innovation Centers New Products Adjacent Markets 37 Enhancing Mix Cross-selling Optimize Pricing/Value Selling Geographic Expansion

 Executed through “Smart Sales” strategic actions  3rd Annual Growth Summit  Price Optimization and Management  SHLM Innovation Centers  New Product Pipeline  Global Sales and Marketing Training and Tools 38 SHLM Growth Playbook

3rd Annual Growth Summit  Gather business, commercial & technical leaders  Goal is to accelerate implementation of SHLM Growth Playbook by strengthening capabilities and collaborating which will lead to sustainable, profitable growth  Key topics include strategic marketing, price optimization and management and innovation 39 Building Sustainable, Competitive Advantages For Our Customers

40 Creating Value For Our Customers Through SHLM Innovation Centers Akron, Ohio San Luis Potosí, Mexico Kerpen, Germany Bornem, Belgium Next

41 Phases 1 2 3 4 5 1 2 3 4 5Gate reviews Today Innovation pipeline only represents 30% of our businesses. Commercialization Product Launch 92 70 14 3 Fast Gate Full Gate 7 FAST FULL 5 4 1 $599.4M Revenue

Innovation @ SHLM 42 • Proven innovation partner • Consistent quality • Broad capabilities • Global footprint Nespresso Water Tank Housing Polyman® SAN 29/10 BU:EP • UL listing and food approved • Excellent aesthetics • Global specified grade

Innovation @ SHLM 43 Food Packaging Film & Over the Counter (OTC) Medicine Bottles Polybatch® CLR BU:MBS • Improved barrier properties • Food/Medicine Preservation & Shelf Life Extension • Reduce waste • Potential down-gauging • Leader in nucleating agent dispersion technology • Only compounder to offer 10% MB solution

Innovation @ SHLM 44 • Proven innovation partner • Strong relationship throughout value chain • Consistent quality Ford Van Air Grill Shutter Schulamid® 6 GF 30 TC (PA/PP) BU:EP • Replaces conventional higher density material with system cost savings • Light-weighting - Lower emissions

Innovation @ SHLM 45 • Maintains structural integrity • Preserves aesthetics • Sustains insulated features • Transfer of plasma adhesion technology • Only commercialized solution in the U.S. Surface Treatment of Large Recreational Coolers Icorene® BU:SP

Innovation @ SHLM 46 • Thermal Insulation, physical and chemical resistance properties for ultra deep (>2000m) sub-sea flexible oil pipes – Extreme environment • Maintain production flow rates • Long term partner • Trust in systems, process and product performance • Product approvals Cofoam Mo03 Syntactic thermal insulation compound Supplied as a flat strip coiled in continuous 16Km lengths BU:EP

 Strategic Marketing Framework and Tools  Innovation Management – Portfolio Management and Stage-Gate Processes and Tools  Price Optimization and Management Process and Tools 47 Focused, Disciplined Processes for Growth

Three Levels Of Pricing Framework to Guide Our Journey to World-Class Pricing 48 What organizational structure, processes, incentives, tools, and support are needed to ensure sustainable pricing excellence? How does market structure, micro- economics, and conduct affect overall market price levels? Within each segment, what pricing level and structure best position your offering vs. competition while maximizing value capture? How do you decide the exact price to assign each customer transaction? Market Strategy Customer Value Pricing Excellence Transactions Pricing Infrastructure SOURCE: McKinsey & Company

We Are Focusing on the Transaction Level & Supporting Infrastructure 49 Market Strategy Customer Value Transactions Pricing infrastructure EMEA pilot launched November 2012 Global rollout by September 2014 Licensed pricing software September 2012 Hired pricing expert November 2012 Pricing excellence

 Smart Sales (Commercial Excellence)  Marketing Training  Sales Training  Global Strategic Key Account Programs  Innovation Training &Tools 50 Sharpening Sales and Marketing Tools

James Irwin – M&A Process Sr. Director of Corporate Business Development 51

SHLM is Committed to Growth & Profitability 52 TOP LINE GROWTH D R I V E R S Organic Acquisitions World Class Execution Attractive Markets & Products $3.6 – $3.7 billion USD Significant ROIC Growth & Doubling EPS PROFITABILITY 2 0 1 8 T A R G E T S

Success in Historical M&A Activities

A. Schulman

- ✓ **SHLM has successful track record of M&A to support operational and financial goals**
- ✓ **"Buyer of Choice" for sellers**

Target	Year	Strategic Rationale & Focus
Prime Colorants	2014	Liquid Color / US Diversification
Network Polymers	2013	Color & EP / US Diversification
Perrite Group	2013	Color & EP / APAC Diversification
ECM Plastics	2012	Color, MBS & EP / Personal Care & Cosmetics
Elian SAS	2012	Color MBS / Healthcare & Cosmetics
McCann Color	2010	Color MBS / US Diversification
ICO Polymers	2010	MBS / Latin America, APAC & US Diversification
Mash Compostos	2010	MBS / South America Diversification

Proactive Hunting For Acquisitions Moving Forward !

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54 Establishment of Principle & Processes  Intently focusing on making strategic acquisitions  SHLM is building a long-term platform and framework for M&A success  Actively implementing proven, repeatable M&A processes  Execute all facets of M&A effectively  Make critical decisions of which transactions to undertake and then integrate them into our organization  Targets must not only fit from a business standpoint, but also meet (or exceed) operational and financial expectations  Do the “right” deals SHLM desires to do versus deals that are simply available “Growth for the sake of growth is not what we seek. M&A must meet the organization’s strategic goals and deliver operational and financial results.” - SHLM M&A Guiding Principle

55 M&A Process Tools and Initiatives  SHLM is implementing tools and best practices to create rigor and consistency of execution while fostering knowledge-sharing across the organization  Ultimately will develop and implement best-in-class, full lifecycle M&A process from target identification through integration  Five key initiatives are of initial focus: “Opportunity Enhancement” 1. M&A Opportunity Identification and Pipeline Development “Process Rigor and Discipline” 2. Due Diligence and Integration Playbook 3. Departmental Due Diligence Reporting Tools “Pipeline Management” 4. M&A Pipeline Report 5. Quarterly M&A Transactions Report

56 Role Through Lifecycle of M&A Process  Corporate Development will provide M&A leadership throughout entire M&A process Define Criteria & Targets Source Deals & Maintain Relationships Lead Diligence & Execution Close & Oversee Integration • Type? • Sector? • Size? • Product? • Market? • I-Banks • Brokers • Corp. Dev. • Regional business leadership • Strategic fit • Operational fit • Financial fit • Assess risk • Close deal • Effective integration • Synergy capture Corporate Development Roles

 Optionality through pursuit of both bolt-on’s within core markets and transformational transactions in specialty chemicals drives focus on shareholder value creation Core/Bolt-On Criteria Transformational Criteria • Size: Small-to-Large • Geography: Worldwide (with focus on gaps) • Product: Color, MBS, EP, SP • Other: Tangible, readily achievable synergies • Size: Sufficient platform for growth • Geography: Worldwide • Product: Targeted segments within Specialty Chemical • Other: Strong management with ability to further expand business segment 57 “Perfect Deal” Criteria All Transactions Will Fit the A. Schulman Business Model and Strategy

Joe Levanduski Vice President, Chief Financial Officer 58

$0.87 $1.36 $0.64 $1.80 $2.03 $2.09 $1.83 $2.26 20112010 2012 2013 2014 *200920082007 +14% SHLM Adjusted EPS (Per Diluted Share) 59 CAGR * 2014 represents mid-point of guidance range Proven results

What to expect… 60

61 What to Expect… Organic Growth M&A Dividends Share Repurchase Investment in Growth Playbook Expand price optimization & management program globally Expand Sales & Marketing processes Constant emphasis on driving manufacturing efficiencies and cost structure improvements Investment in Innovation Centers and growth Capex  Continue with core/bolt on acquisition strategy. Targeting $100 million in sales annually. Leverage experienced team to hunt for prime acquisition targets and drive due diligence and integration process efficiencies Explore transformational acquisition  Maintain long-standing Dividend payout, and increase as appropriate  Targeted dividend payout ratio of 30% of adjusted net income  Prudent return of shareholder value by executing on new 3-year / $55 million repurchase program  Proven repurchase strategy

$23.3 $22.9 $20.9 $19.4 $16.8 $15.8 $16.1 $16.2 20112010 2012 2013 2014 *200920082007 +5% SHLM Dividends Paid In Millions $ USD 62 CAGR * Annualized based on current payout rate Yield of Approx. 2.5% > 2X Majority of Peer Group Yield

63 Annualized return from S&P 500 Firms 15.2% 20.2% 22.7% 19.7% 22.4% 23.4% 27.1% 25.1% 17.1% 12.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Cumulative ROI (Q-today) Dollar cost averaging 12.8% 20.2% Source: J.P. Morgan, Standard & Poor’s, and FactSet as of 03/21/14; data based on all S&P 500 firms. Note: Last 4 quarters not annualized Annualized return from SHLM CY2011 CY2012 CY2013 SHLM’s Recent Repurchase Strategy 17% 23% 34% 26% 26% 42% 35% 20% 25% 32% 16% 0% 10% 20% 30% 40% 50% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Cumulative ROI Dollar cost averaging 38.1% FYE 2013FYE 2011 FYE 2012 FYE 2014 34.9% Proven record

64 SHLM Revenue & Operating Income FY 2014 Forecast FY 2014 Forecast 15% 30% 55% FY 2018 Target 19% 34% 47% FY 2018 Target Revenue Operating Income* Continued portfolio diversification *Regional adjusted operating income excluding Corporate 10% 27% 63% 8% 27% 65% EMEA APACAmericas

65 SHLM Product Family Mix - Revenue FY 2018 Target 11% 38% 11% 10% 30% 15% 32% 13% 7% 33% FY 2014 Forecast Distribution Specialty Powders Engineered Plastics Custom Performance Colors Masterbatch Solutions Continued diversified product family mix results in ~ 3% higher sales price per pound

SHLM 2018 Targets 66 Metric * Fiscal 2014 Forecast CAGR Fiscal 2018 Target Sales $2.4 - $2.5B 10%-11% $3.6 - $3.7B Adjusted EBITDA $140 - $147M 17% - 18% $270 - $284M EPS $2.23 - $2.28 19% - 20% $4.50 - $4.75 ROIC 12% - 12.5% 5.5% - 6.5% 15% - 16% * Metrics are on a non-GAAP basis.

SG&A  Investment CAGR 20% to 23% Fiscal 2018 Target M&A  Process Continuous  Improvement Organic  Growth Fiscal 2014 Forecast SHLM Drivers of Adjusted EPS 67 *$2.26 * Mid point of EPS guidance range $4.50-$4.75

Bernard Rzepka – Specialty Chemicals Review Executive Vice President, Chief Operating Officer 68

Expanded Vision 69  We’ve told you that A. Schulman will explore alternative strategies to drive shareholder value  SHLM is committed to plastics  However, current defensible space is limited  In Dec 2013, we said we would further evolve beyond plastics to create another related growth platform  Today, you’ll learn more about that process…

Specialty chemicals/materials is an $850B sector largely driven by eight (8) end-use markets North America Europe China RoA RoW $ 850B 27% 26% 16% 26% 6% 5 - 6% 4 - 5% 2 - 3% CAGR ('11-'15) Avg: 3 - 4% 2 - 3% 7 - 8% Source: Roland Berger Breakdown of specialty chemicals/materials sector Regional split End use markets > Mobility > Electrical and electronics > Agriculture > Building and construction > Industrials > Personal and home care > Textiles > Food and beverage Consumer & industrial end markets

The specialty chemicals universe is fragmented with >100 segments Source: Roland Berger • Abrasive Materials • Activated Carbon • Specialty Adhesives and Sealants • Advanced Lighting Materials • Agricultural Chemicals • Biocides/Preservatives • Biopolymers • Blowing Agents • Carbon Fibers • Catalyst Carriers • Catalysts (auto/environmental) • Catalysts (polymerization) • Catalysts (refining) • Ceramic Pigments • Ceramics (Electronics) • Ceramics (Technical) • Chelating Agents • Coatings (Architectural) • Coatings (OEM) • Coatings (Special Purpose) • Composite Materials • Composite Performance Modifiers • Conductive Inks/Pastes • Construction Chemicals • Construction Materials • Corrosion Inhibitors • Diagnostic Chemicals • Elastomers • Electronic Display Materials • Electronic Packaging Materials • Electronic PCB Chemicals • Electronic Process Chemicals • Electronic Semiconductor Materials • EMI/RFI Shielding Materials • Emulsifiers • Engineering Polymers • Enzymes • Feed Additives • Flavors • Flexible Printed Organic Electronics • Fluorinated Chemicals • Food Additives • Formulated "Fired-On" Coatings • Formulated Industrial and Institutional Hygiene • Fragrances • Fuel Performance Additives • Functionalized Polymer Films • GelCoats and UPR resins • Graphite Electrodes • High Performance Thermoplastics • Imaging Materials • Inks (Digital, Security) • Inks (Reprographic) • Inorganic Optical Coatings • Inorganic Pigments • Inorganic Polymer Fillers • Ion Exchange Resins • Leather Treatment Chemicals • Lubricating Oil Additives • Masterbatches • Metal Oxides • Metal Pretreating / Plating / Cleaning Chemicals • Metal Powders • Metal Working Chemicals • Microencapsulation • Mining Chemicals • Oilfield Chemicals • Oilfield Formulations • Optical Brighteners • Optical Clarifiers • Organic Optical Coatings • Organic Peroxides • Organic Pigments • Organometallic Compounds • Performance Additives for Coatings, Inks, Adhesives and Sealants • Performance Additives for Consumer Specialties • Personal Care Active Ingredients • Phosphorous Specialties • Photographic Chemicals • Photovoltaic Chemicals • Photovoltaic Materials • Plasticizers • Polymer Additives • Polymer Reinforcement (Nano- Inorganics) • Polymer Reinforcement (Traditional/Glass) • Pool and Spa Chemicals • Power Storage Materials (Batteries) • Rare Earth Metals • Refrigerants • Reprographic Chemicals • Rubber Performance Additives • Separation and Purification materials (Adsorbents/ Inorganic Filters) • Separation and Purification Membranes • Silanes • Silicones • Specialty Elastomers • Specialty Glass / Frit • Specialty Performance Laminates • Specialty Polymer Fibers • Specialty Pulp and Paper Chemicals • Specialty Resins/Binders • Specialty Silicas • Surfactants • Synthetic Dyes • Synthetic Lubricants • Tackifier resins • Textile Treatment Chemicals • Thermal Spray Materials • Water Soluble Polymers • Water Treatment Chemicals • Zeolites No segment accounts for more than 6% of value

Basis of Segmentation In General, the 110 Segments Can Be Segmented By Product, Application & Functionality Product Focus A p p l i c a t i o n s / m a r k e t f o c u s P r o d u c t s Applications/Markets Product > Enzymes > Advanced Ceramic Materials > Synthetic Dyes > Water-Soluble Polymers > High Performance Thermoplastics > Organometallics > Rubber- Processing Chemicals > Personal Care and Cosmetic Chemicals > Water Treatment Chemicals > Oilfield Chemicals > Mining Chemicals > I&I Cleaning Chemicals > Textile Chemicals > Electronic Chemicals > Paper Chemicals > Antioxidants > Biocides > Surfactants > Catalysts > Flame Retardants > Corrosion Inhibitors > Flavor and Fragrances > Colorants > Adhesives and Sealants Application/ market Functionality Segment examples Source: Roland Berger

Key Takeaways 73  The specialty chemicals space is a large ($850B) complex space, comprised of a collection of small to medium sized segments with varying degrees of industry concentration, growing at a slight premium to GDP  Participants are driving growth by extending beyond the core business (new steps in existing value chains and/or business model replication into new value chains), at significantly high acquisition multiples  Winners have built leadership positions in specific product/technology categories with strong linkages across their portfolio of businesses  SHLM participates in this space as an attribute supplier in the thermoplastics value chain; however, size of current defensible space poses limited headroom for growth  Challenge for SHLM is to identify segments within the broader specialty chemicals and materials space where:  Sufficient headroom exists for profitable growth and build a scale leadership position  SHLM can extend or build upon its current value proposition, business model and competencies

74 Specialty Chemicals Segment Evaluation: Attractiveness-Fit-Feasibility Framework Priority Segments Which market segments within the specialty chemicals and materials offer the greatest potential for profitable growth? A Do pathways exist for SHLM to build a leadership position in attractive market segments? B Which segments fit with SHLM’s existing market channels, capabilities and business model? C A B C Attractiveness Feasibility Fit Source: Roland Berger

For Fit Analysis, We Characterized Business by Capabilities, Business Model, & Customers/End-use Markets

A. Schulman

Current Business Mapping

Businesses	Capabilities and competencies	Business model characteristics	Customer types	End-use markets
Masterbatch Solutions (MBS)	> Applications development expertise to meet customer requirements	> Thermoplastic value chain	> Independent converters	> Packaging
Engineered Plastics (EP)	> Understanding of solid polymer "system" formulations	> Formulator of thermoplastic products and solutions	> Captive converters	> Mobility
Specialty Powders (SP)	> Know-how of inter-material synergies between colorants, additives and thermoplastics	> Broad portfolio (standard and custom products)	> "Tier 1" industrial companies	> Electrical and Electronics
Custom Performance Colors (CPC)	> Operation of thermoplastic conversion technologies	> B2B orientation	> Tier 2	> Agriculture
Distribution Services (DS)	> Consistent product manufacturing at multiple scale	> "Consultative" service model	> OEMs	> Building and Construction
	> Materials resource and operations planning	> Consistent quality and quick response supply at any batch size		> Sports, Leisure, and Home
		> Global businesses with local and regional focus		> Personal Care and Hygiene

76 We Employed A Step-wise Screening Process To Identify Priority Growth Segments Elimination Characterization of growth pathways Consolidation Focus Ending Perspective Potential growth pathways ~110 • No relevance to thermoplastic value chain OR • No relevance to SHLM business model OR • No alignment to macro trends e.g. urbanization, water scarcity etc. Starting perspective Specialty chemicals and materials segments ~50 ~30 Fit • End-use market overlap • Business model relevance • Capabilities connection Attractiveness • Size • Growth • Profitability (EBITDA) Feasibility • Number of pathways to build leadership position • Affordability of acquisition 8 • Detailed Fit analysis of priority segments • Definition of opportunity space within each pathway • Development of discrete and coherent growth pathways from priority set of segments • Characterization of pathways • Size and headroom for growth • Strategic rationale for SHLM Execution and related risks ≈ 3 Pathways • Organization of segments into preliminary themes • Re-grouping of segments to ensure comparison of segments at the same level Source: Roland Berger

Each Pathway Would Build On The Current Business To Transform SHLM Source: Roland Berger Thermosets / Other Raw material manufacturing Parts manufacturingDistribution Formulation End market Commodity Integrated Thermoplastic Solutions Functionalized Polymer Systems Commodity Formulated Polymer Solutions Pol y mer T y p e Mixing / aggregation / grinding Business Model Extension Thermoplastic Value-chain extension by back-integration Polymer value chain forward integration Electronic Packaging Materials Specialty Coatings Specialty Adhesives and Sealants Specialty Specialty Pigments Polymer AdditivesHigh Performance Thermoplastics Functionalized Polymer Films Composites Value Chain Positioning SHLM today independent attribute supplier Specialty

78 Thank You!

79 Appendix

80 Non-GAAP to GAAP Reconciliation Source: Roland Berger